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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2000



                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware           333-85119 and 333-85119-01         41-1807858
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State or other jurisdiction       (Commission                (IRS employer
   of incorporation)              file number)             identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         -------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not applicable.

Item 5.  Other Events.
         ------------

         On April 14, 2000, the Registrant sold approximately $295,500,000 principal amount of Loan-Backed Certificates. The Certificates were sold pursuant to a Prospectus Supplement dated February 4, 2000 and a Prospectus dated November 22, 1999 (together, the "Prospectus"). The Trust property consists of a pool of adjustable rate home equity loans (the "Loans"), including the right to receive payments due on the Loans on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of February 1, 2000 (the "Pooling and Servicing Agreement").

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.


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         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



              Exhibit No.     Description
              ----------      -----------
                   99.1       On February 1, 2000, the Registrant sold
                              approximately $295,500,000 Certificates for
                              Conseco Finance Home Loans, Series 2000-A, issued by Conseco Finance Securitizations Corp., as
                              Seller. The Trust property consists of adjustable rate home equity loans, including the right to receive payments due on and after the applicable cut-off date. Filed herewith as Exhibit 99.1 are tables providing information with respect to the Subsequent loans and the Loans in the aggregate, similar to the information provided with respect to the Initial Loans in the Prospectus Supplement dated February 4, 2000. Capitalized terms used herein and not defined have the meanings assigned in the Pooling and Servicing Agreement.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSECO FINANCE SECURITIZATIONS CORP.



                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer


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